UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

22nd Century Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36338	98-0468420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Seneca Street, Suite 507, Buffalo, New York (Address of Principal Executive Office)	14204 (Zip Code)

Registrant’s telephone number, including area code: (716) 270-1523

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.00001 par value	XXII	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02(e):   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2021, the stockholders of 22nd Century Group, Inc. (the “Company”) approved the 22nd Century Group, Inc. 2021 Omnibus Incentive Plan (the “Plan”). The Plan allows for the granting of equity awards to eligible individuals over the life of the Plan, including the issuance of up to 5,000,000 shares of the Company’s common stock and any remaining shares under the Company’s 2014 Omnibus Incentive Plan pursuant to awards under the Plan. The Plan was filed as Appendix A to the Company’s definitive proxy statement filed April 5, 2021 and the terms thereof are incorporated herein by reference.

Item 5.07(a) and (b):   Submission of Matters to a Vote of Security Holders.

On May 20, 2021, the Company held an annual meeting of its stockholders to vote on the following proposals:

Proposal One:  To elect two Class I directors, Richard M. Sanders and Michael Koganov, to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified. In accordance with the voting results listed below, each of the nominees were elected to serve as directors.

Nominee	For	Withheld	Broker Non-Votes
Richard M. Sanders	37,037,859	4,361,864	56,407,828
Michael Koganov	39,948,095	1,451,628	56,407,828

Proposal Two: To approve an advisory resolution on executive compensation for fiscal year 2020. In accordance with the voting results listed below, the Company’s executive compensation for fiscal year 2020 has been approved.

For	Against	Abstain	Broker Non-Votes
18,275,665	9,221,448	13,902,610	56,407,828

Proposal Three: To approve the 22nd Century Group, Inc. 2021 Omnibus Incentive Plan. In accordance with the voting results listed below, the Plan has been approved.

For	Against	Abstain	Broker Non-Votes
38,094,800	2,872,698	432,225	56,407,828

Proposal Four: The audit committee of the Board of Directors selected the accounting firm of Freed Maxick CPAs, P.C. to serve as the Company’s independent registered certified public accounting firm for the year 2021. The audit committee directed that the appointment of the independent accountants be submitted for ratification by the stockholders at the annual meeting. Therefore, in accordance with the voting results listed below, Freed Maxick CPAs, P.C. will serve as the independent registered certified public accountants for the year 2021.

For	Against	Abstain
95,364,332	1,258,814	1,184,405

Item 9.01(d):	Financial Statements and Exhibits.

Exhibit 10.1	22nd Century Group, Inc. 2021 Omnibus Incentive Plan (incorporated by reference from Appendix A to the Company’s definitive proxy statement filed April 5, 2021)

Exhibit 10.2	Form of Option Award Agreement under 22nd Century Group, Inc. 2021 Omnibus Incentive Plan (filed herewith)

Exhibit 10.3	Form of Executive RSU Award Agreement under 22nd Century Group, Inc. 2021 Omnibus Incentive Plan (filed herewith)

Exhibit 10.4	Form of Director RSU Award Agreement under 22nd Century Group, Inc. 2021 Omnibus Incentive Plan (filed herewith)

Exhibit 104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

22nd Century Group, Inc.

/s/ James A. Mish
Date:	May 21, 2021	James A. Mish
Chief Executive Officer